Exhibit 10.90

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made as of November 14, 2022, by and among La Rosa Holdings Corp., a corporation organized under the laws of the state of Nevada (the “Company”), each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”), and the Collateral Agent (as defined below).

Recital

A.           The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act;

B.           Each Purchaser desires to purchase from the Company, and the Company desires to issue and sell to each Purchaser, upon the terms and conditions set forth in this Agreement, a Senior Secured Convertible Promissory Note of the Company, issued by the Company to the Purchasers hereunder, in the form attached hereto as Exhibit A (the “Notes”), upon the terms and subject to the limitations and conditions set forth in such Notes;

C.           The Principal Amount of the Notes, shall be in the aggregate amount of up to two hundred and fifty thousand Dollars ($250,000) (the “Principal Amount”) and shall carry an original issue discount of ten percent (10%), or in the aggregate, up to twenty seven thousand, seven hundred and seventy-eight Dollars ($27,778) (the “OID”), to cover the Purchasers’ accounting fees, due diligence fees, monitoring, and/or other transactional costs incurred in connection with the purchase and sale of the Notes, which is included in the principal balance of the Notes. Thus, the purchase price of the Notes shall be computed by subtracting the OID from the Principal Amount (as defined in the Notes), and shall equal in the aggregate, up to two hundred and fifty thousand Dollars ($250,000) (the “Purchase Price”).

D.           Company wishes to issue to the Purchasers, as additional consideration for the purchase of the Notes, the Warrants (as defined in the Note) and the Equity Interest (as defined in the Note).

Agreement

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and the Purchaser, intending to be legally bound, hereby agree as follows:

1.          Amount and Terms of the Note

1.1         Purchase of the Note. Subject to the terms of this Agreement, for consideration equal to the amount specified below each Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount” (the “Consideration”), to be paid upon the Closing Date (as defined below), (less, in the case of Emmis Capital II, LLC (the “Lead Investor”), the amounts withheld pursuant to Section 8.7) the Purchasers agree to subscribe for and purchase from the Company on the Closing Dates, and the Company agrees to issue and sell to the Purchasers, the Notes and the Warrants. The OID shall be earned upon each Closing (defined below), on a pro rata basis of the amount of each Closing out of the total Purchase Price.

1

1.2         Form of Payment. At each Closing, the Purchaser shall pay the Consideration as set forth in section 1.1 above.

2.         Closing and Delivery

2.1         Closing. The closing of the transactions contemplated by this Agreement (each, a “Closing”) shall occur in one tranche upon execution of this Agreement.

2.2         Closing Dates. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the Closing (the “Closing Date”), shall be 4:00 PM, Eastern Time on the date that this Agreement is executed by all parties, or such other mutually agreed upon time, at such location as may be agreed to by the parties (including via exchange of electronic signatures).

2.3         Delivery. At the Closing, or as promptly as commercially reasonable thereafter, in addition to the delivery by the Purchasers of the Consideration and the delivery by the Company to the Purchasers of the Notes, Company shall issue and deliver to the Purchasers the Warrants and the Equity Interest.

3.         Representations and Warranties of the Company

Except as set forth in the corresponding section of the Disclosure Schedule delivered to the Purchasers concurrently herewith and attached hereto as Schedule I (the “Disclosure Schedule”) or as disclosed in the Disclosure Materials (as defined below), the Company, its Subsidiaries, Officers, Directors, and Affiliates, hereby makes the following representations and warranties as of the date hereof and as of the Closing Date to the Purchasers:

3.1         Organization and Qualification. The Company is a corporation or limited liability company duly organized and validly existing under the laws of its jurisdiction of incorporation or organization. Each of the Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. Except as set out in Section 3.1 of the Disclosure Schedule, the Company and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Subscription Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company’s ability to perform in any material respect on a timely basis its obligations under any Subscription Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

3.2         Corporate Power. The Company has all requisite corporate power to execute and deliver this Agreement, to issue the Note and the Warrant, and to enter into the security and pledge agreement of even date herewith (the “Security and Pledge Agreement”) in the form of Exhibit C and the other instruments, documents and agreements being entered into at the Closing (each a “Subscription Document” and collectively, the “Subscription Documents”) and to carry out and perform its obligations under the terms of the Subscription Documents.

2

3.3         Subsidiaries and Affiliates. Section 3.3 of the Disclosure Schedule sets forth a true and correct description of all of the Company’s Subsidiaries and Affiliates and the capitalization (including options, warrants and other such equity), pro forma as of the date hereof reflecting all pending acquisitions. For purposes of this Agreement, the term “Subsidiary” means, with respect to the Company, any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or persons performing similar functions) of such corporation or entity (regardless of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Company or one or more of its Affiliates and the term “Affiliate” means, as to any person (the “Subject Person”), any other person that directly or indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, the Subject Person. For the purposes of this definition, “control” when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, through representation on such person’s board of directors or other management committee or group, by contract or otherwise. All references contained herein to the terms Subsidiary or Affiliate, shall be applicable to all Subsidiaries and Affiliates whether they existed as of the date hereof or were created, acquired, or otherwise came to be included in the foregoing terms subsequent to the date hereof.

3.4         Authorization. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization of the Subscription Documents and the execution, delivery and performance of all obligations of the Company under the Subscription Documents, including, but not limited to, (i) the issuance and delivery of the Note, the Equity Interest, the Warrants, and the securities issuable upon conversion of the Note and upon exercise of the Warrants (collectively, the “Underlying Securities”), and (ii) the reservation of shares pursuant to the Notes, have been taken or will be taken prior to the issuance of such Underlying Securities. The Subscription Documents, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Securities, when issued in compliance with the provisions of the Subscription Documents, will be, validly issued, fully paid and non-assessable and free of any liens, encumbrances, security interests or other adverse claim (a “Lien”) and issued in compliance with all applicable federal and securities laws.

3.5         Governmental Consents. Neither Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other foreign, federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Subscription Documents, other than (a) applicable Blue Sky filings, (b) such as have already been obtained or such exemptive filings as are required to be made under applicable securities laws, and (c) such other filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods. Subject to the accuracy of the representations and warranties of the Purchasers set forth in Section 4 hereof, the Company has taken all action necessary to exempt: (i) the issuance and sale of the Note and the Warrant, (ii) the issuance of the Underlying Securities upon due conversion of the Note and due exercise of the Warrant, and (iii) the other transactions contemplated by the Subscription Documents from the provisions of any preemptive rights, stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company’s Articles of Incorporation or Bylaws, or other organizational documentation, as the case may be, that is or could reasonably be expected to become applicable to the Purchasers as a result of the transactions contemplated hereby, including without limitation, the issuance of the Note, the Warrant, the Equity Interest, and the Underlying Securities (collectively, the “Securities”) and the ownership, disposition or voting of the Securities by the Purchasers or the exercise of any right granted to the Purchasers pursuant to this Agreement or the other Subscription Documents.

3

3.6         Compliance with Laws. Neither Company nor any Subsidiary is in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation would materially and adversely affect the business, assets, liabilities, financial condition or operations of Company and its Subsidiaries.

3.7         Compliance with Other Instruments. Except as set forth in Section 3.7 of the Disclosure Schedule, neither Company nor any of its Subsidiaries is in violation or default of any term of its organizational documents, or of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violations that would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect on the Company. Except as set forth in Section 3.7 of the Disclosure Schedule, the execution, delivery and performance of the Subscription Documents, and the consummation of the transactions contemplated by the Subscription Documents will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any Lien upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company or any of its Subsidiaries, its business or operations or any of its assets or properties. The sale of the Note, the issuance of the Warrant and Equity Interest, and the subsequent issuance of the Underlying Securities are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

3.8         Offering. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4 hereof, the offer, issue, and sale of Securities are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any person listed in the first paragraph of Rule 506(d)(1) of the Securities Act, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. Notwithstanding the foregoing, the parties acknowledge that the Company has filed its S-1 Form with the SEC for its pending public offering.

4

3.9         Capitalization. Company has authorized shares as set forth in Section 3.9 of the Disclosure Schedule. All outstanding shares of capital stock are duly authorized, validly issued, fully paid and non-assessable and have been issued in compliance with all applicable securities laws. Except for the Warrant and the Underlying Securities or as otherwise listed in Section 3.9 of the Disclosure Schedule, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which Company or any Subsidiary is bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. There are no price based anti-dilution or price adjustment provisions contained in any security issued by Company (or in any agreement providing rights to security holders) and the issue and sale of the Securities will not obligate Company to issue shares of Common Stock or other securities to any person (other than the Purchasers) and will not result in a right of any holder of Company’s securities to adjust the exercise, conversion, exchange or reset price under such securities. Except as set forth in Section 3.9 of the Disclosure Schedule, Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. Notwithstanding the foregoing, Company shall have the right to sell additional shares of stock in the future to raise additional monies required by the Company.

3.10       Financial Statements. Except as set forth in Section 3.10 of the Disclosure Schedule, the financial statements disclosed to the Purchasers in connection with the transaction contemplated herein and attached hereto in Section 3.10 of the Disclosure Schedule (the “Financial Statements”), (i) have been prepared by professionals accountants hired by the Company who have advised Company that the statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, (ii) fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of their operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to the absence of notes and normal, immaterial, year-end audit adjustments, and (iii) contained no untrue statement of a material fact nor omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.11       Material Changes. Except as set forth in Section 3.11 of the Disclosure Schedule, since the date of the latest financial statements, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock-based plans or agreements related to Company’s IPO process.

5

3.12        Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which: (i) adversely affects or challenges the legality, validity or enforceability of any of the Subscription Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by governmental authority, or any litigation civil or otherwise, involving the Company or any current or former director or officer of the Company or its Subsidiaries.

3.13        Labor Relations. Neither Company nor any Subsidiary is a party to or bound by any collective bargaining agreements or other agreements with labor organizations. Neither Company nor any Subsidiary has violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees’ health, safety, welfare, wages and hours. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

3.14        Regulatory Permits. Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

3.15         Title to Assets. Except as set forth in Section 3.15 of the Disclosure Schedule, Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which Company and the Subsidiaries are in compliance.

6

3.16        Taxes.

(a)          Except as otherwise itemized in Section 3.16 of the Disclosure Schedule, Company and its Subsidiaries have timely and properly filed all tax returns required to be filed by them for all years and periods (and portions thereof) for which any such tax returns were due, except where the failure to so file would not have a Material Adverse Effect; all such filed tax returns are accurate in all material respects; the Company has timely paid all taxes due and payable (whether or not shown on filed tax returns), except where the failure to so pay would not have a Material Adverse Effect; there are no pending assessments, asserted deficiencies or claims for additional taxes that have not been paid; the reserves for taxes, if any, reflected in the financial statements are adequate, and there are no Liens for taxes on any property or assets of the Company and any of its Subsidiaries (other than Liens for taxes not yet due and payable); there have been no audits or examinations of any tax returns by any (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental or administrative division, department, agency, commission, instrumentality, official, organization, unit, body or entity) and any court or other tribunal (a “Governmental Body”), and the Company or its Subsidiaries have not received any notice that such audit or examination is pending or contemplated; no claim has been made by any Governmental Body in a jurisdiction where the Company or any of its Subsidiaries does not file tax returns that it is or may be subject to taxation by that jurisdiction; to the knowledge of the Company, no state of facts exists or has existed which would constitute grounds for the assessment of any penalty or any further tax liability beyond that shown on the respective tax returns; and there are no outstanding agreements or waivers extending the statutory period of limitation for the assessment or collection of any tax.

(b)          Neither the Company nor any of its Subsidiaries is a party to any tax-sharing agreement or similar arrangement with any other Person.

(c)          The Company has made all necessary disclosures required by Treasury Regulation Section 1.6011-4. The Company has not been a participant in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b).

(d)          No payment or benefit paid or provided, or to be paid or provided, to current or former employees, directors or other service providers of the Company will fail to be deductible for federal income tax purposes under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”).

3.17         Patents and Trademarks. Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses and which the failure to so have could have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by Company or any Subsidiary violates or infringes upon the rights of any Person. All such Intellectual Property Rights are enforceable. Company and its Subsidiaries have taken reasonable steps to protect Company’s and its Subsidiaries’ rights in their Intellectual Property Rights and confidential information (the “Confidential Information”). Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Company’s standard forms thereof. Except under confidentiality obligations, there has been no material disclosure of any of Company’s or its Subsidiaries’ Confidential Information to any third party.

7

3.18         Environmental Matters. Neither Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any Governmental Body relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company’s knowledge, threatened investigation that might lead to such a claim.

3.19         Insurance. Except as set forth in Section 3.19 of the Disclosure Schedule, Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which Company and the Subsidiaries are engaged. Neither Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

3.20         Transactions with Affiliates and Employees. Except as disclosed in the Company’s audited financial statements or the Disclosure Materials, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, other than

(a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Company and (c) for other employee benefits, including stock option agreements under any stock option plan of Company.

3.21         Brokers and Finders. Except as otherwise itemized in Section 3.21 of the Disclosure Schedule, no person will have, as a result of the transactions contemplated by the Subscription Documents, any valid right, interest or claim against or upon Company, any Subsidiary or the Purchasers for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

8

3.22         Questionable Payments. Neither Company nor any of its Subsidiaries nor, to the Company’s knowledge, any of their respective current or former stockholders, directors, officers, employees, agents or other persons acting on behalf of Company or any Subsidiary, has on behalf of Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

3.23         Solvency. Except as set forth in Section 3.23 of the Disclosure Schedule, the Company has not (a) made a general assignment for the benefit of creditors; (b) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by its creditors; (c) suffered the appointment of a receiver to take possession of all, or substantially all, of its assets; (d) suffered the attachment or other judicial seizure of all, or substantially all, of its assets; (e) admitted in writing its inability to pay its debts as they come due; or (f) made an offer of settlement, extension or composition to its creditors generally.

3.24         Foreign Corrupt Practices Act. None of Company or any of its Subsidiaries, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company or any of its Subsidiaries, has, directly or indirectly: (a) used any funds, or will use any proceeds from the sale of the Securities, for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by Company or any of its Subsidiaries (or made by any person acting on their behalf of which the Company is aware) or any members of their respective management which is in violation of any legal requirement, or (d) has violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder which was applicable to Company or any of its Subsidiaries.

3.25         Disclosures. Neither the Company nor any person acting on its behalf has provided the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information, other than the terms of the transactions contemplated hereby. The written materials delivered to the Purchasers in connection with the transactions contemplated by the Subscription Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

3.26         Transfer Agent. Company represents and warrants that it will not replace its transfer agents without approval by Required Holders (defined below) so long as the Company has any obligation outstanding under this Agreement and the other Transaction Documents. The Company acknowledges that this is extremely material to the Note and the investment is made based on the assumption that this will not happen.

9

3.27         Shell Company Status. The Company has never been a Shell Company as defined in in paragraph (i)(1)(i) of Rule 144.

3.28         Notice of Material Changes. The Company agrees and acknowledges that so long as any obligations of the Company under any of the Subscription Documents shall exist, it shall be obligated to provide Notice to the Purchasers in the event of a material change to any representation or disclosure in any of the Transaction Documents, including but not limited to, the disclosures on the Disclosure Schedule, that would reasonably be expected to have a Material Adverse Effect on the Company, and failure to provide such notice shall be a breach of this Agreement and an Event of Default under Section 4.3 of the Note.

4.            Representations and Warranties of the Purchasers

4.1           Purchase for Own Account; Investment Purpose. Each Purchaser represents that it is acquiring the Note for its own account. Each Purchaser further represents that it is acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the Securities Act; provided, however, that by making the representations herein, the Purchasers do not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement covering such Securities or an available exemption under the Securities Act. The Purchasers do not presently have any agreement or understanding, directly or indirectly, with any person to distribute any of the Securities.

4.2           Information and Sophistication. Without lessening or obviating the representations and warranties of the Company set forth in Section 3, each Purchaser hereby: (a) acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Note, (b) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Note and to obtain any additional information necessary to verify the accuracy of the information given each Purchaser and confirms its awareness that the Company needs to actively restart its business activities, and (c) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

4.3           Ability to Bear Economic Risk. Each Purchaser acknowledges that investment in the Note involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Note for an indefinite period of time and to suffer a complete loss of its investment.

4.4           Accredited Investor Status. Each Purchaser is an “accredited investor” as such term is defined in Rule 501 under the Act.

10

4.5           Existence; Authorization. Each Purchaser, if an entity, is duly organized, validly existing and in good standing under the laws of the state of its organization, having full power and authority to own its properties and to carry on its business as conducted. The principal place of business of each Purchaser is as shown on the Accredited Investor Questionnaire. Each Purchaser has the requisite power and authority to deliver this Agreement, perform its obligations set forth herein, and consummate the transactions contemplated hereby. Each Purchaser has duly executed and delivered this Agreement and has obtained the necessary authorization to execute and deliver this Agreement and to perform his, her or its obligations herein and to consummate the transactions contemplated hereby. This Agreement, assuming the due execution and delivery hereof by the Company, is a legal, valid and binding obligation of the Purchasers, and enforceable against the Purchasers in accordance with its terms.

4.6           No Regulatory Approval. Each Purchaser understands that no state or federal authority has scrutinized this Agreement or the Note offered pursuant hereto, has made any finding or determination relating to the fairness for investment in the Note, or has recommended or endorsed the Note, and that the Note has not been registered or qualified under the Act or any state securities laws, in reliance upon exemptions from registration thereunder. The Note may not, in whole or in part, be resold, transferred, assigned or otherwise disposed of unless it is registered under the Act or an exemption from registration is available, and unless the proposed disposition is in compliance with the restrictions on transferability under federal and state securities laws.

4.7           Purchaser Received Independent Advice. Each Purchaser confirms that the Purchaser has been advised to consult with the Purchaser’s independent attorney regarding legal matters concerning the Company and to consult with independent tax advisers regarding the tax consequences of investing in the Company. Each Purchaser acknowledges that Purchaser understands that any anticipated United States federal or state income tax benefits may not be available and, further, may be adversely affected through adoption of new laws or regulations or amendments to existing laws or regulations. Each Purchaser acknowledges and agrees that the Company is providing no warranty or assurance regarding the ultimate availability of any tax benefits to the Purchaser by reason of the subscription.

4.8           Legends. Each Purchaser understands that until such time as the Note, Warrant, the Equity Interest, and upon the conversion of the Note and the exercise of the Warrant in accordance with its respective terms, the Underlying Securities, have been registered under the Securities Act or may be sold pursuant to Rule 144, Rule 144A under the Securities Act or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop- transfer order may be placed against transfer of the certificates for such Securities):

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE OR EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT

11

FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE PURCHASER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A OR REGULATION S UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

5.          Further Agreements; Post-Closing Covenants

5.1           Warrants and Equity Interest. Upon the Closing by each Purchaser to the Company, Company shall issue to Purchaser the Warrants and the Equity Interest as defined in the Note.

5.2           Use of Proceeds. Company agrees to use the proceeds solely as provided for in the Note.

5.3           Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any action or proceeding that may be brought by the Purchasers in order to enforce any right or remedy under the Note. Notwithstanding any provision to the contrary contained in the Note, it is expressly agreed and provided that the total liability of the Company under the Note for payments which under Florida law are in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums which under Florida law in the nature of interest that the Company may be obligated to pay under the Note exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by Florida law and applicable to the Note is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Note from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to the Purchasers with respect to indebtedness evidenced by the Notes, such excess shall be applied by the Purchasers to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Purchaser’s election.

5.4           Registration Rights.

(a)           Piggy-Back Registration.

(i)          At least ten (10) days prior, Company shall give the Purchasers written notice of each filing by Company with the SEC, of a registration statement (other than a registration statement on Form S-4 or Form S-8 or on any successor forms thereto) (in each case, referred to hereinafter as a “Registration”). If requested by the Purchasers in writing within 20 days after receipt of any such notice, Company shall, at Company’s sole expense (other than the underwriting discounts, if any, payable in respect of the shares sold by the Purchasers), register or otherwise include all or, at Purchasers’ option, any portion of the Securities, concurrently with the registration of such other securities, all to the extent requisite to permit the public offering and sale of the Securities through the securities exchange, if any, on which the shares of Common Stock is being sold or on the over-the-counter market, and will use its reasonable best efforts through its officers, directors, auditors, and counsel to cause such registration statement or offering statement to become effective or qualified (as applicable) as promptly as practicable, provided however, that Purchasers shall agree to a lock-up of no more than 180 days if all other shareholders who own 1% or more of the Company do the same and if such lock-up is required by the underwriters in such offering.

12

(ii)         In the event of a Registration pursuant to these provisions, Company shall use its reasonable commercial efforts to cause the Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Purchasers may reasonably request; provided, however, that Company shall not be required to qualify to do business in any state by reason of this section in which it is not otherwise required to qualify to do business.

(iii)        Company shall keep effective or qualified any Registration required by this section and shall from time to time amend or supplement each applicable registration statement or offering statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Purchasers to complete the offer and sale of the Securities covered thereby, but in any case, no longer than two

(2) years.

(iv)        In the event of a Registration pursuant to the provisions of this section, Company shall furnish to the Purchasers such reasonable number of copies of the registration statement or offering statement and of each amendment and supplement thereto (in each case, including all exhibits), of each prospectus contained in such registration statement or offering statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Act and the rules and regulations thereunder, and such other documents, as the Purchasers may reasonably request to facilitate the disposition of the Securities included in such registration.

(v)         Company shall notify the Purchasers within three (3) business days after such registration statement or offering statement has become effective or qualified, or a supplement to any prospectus forming a part of such registration statement or offering statement has been filed.

(vi)        Company shall advise the Purchasers within three (3) business days after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness or qualification of such registration statement or offering statement, or the initiation or threatening of any proceeding for that purpose and within three (3) business days take action using its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

13

(vii)       Company shall within three (3) business days notify the Purchasers at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement or offering statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the reasonable request of the Purchasers prepare and furnish to it such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. The Purchasers shall suspend all sales of the Securities upon receipt of such notice from Company and shall not re-commence sales until they receive copies of any necessary amendment or supplement to such prospectus, which shall be delivered to the Purchasers within 30 days of the date of such notice from Company.

(viii)      Notwithstanding the registration obligations described in this Section 5.5(a), if the Company has engaged an underwriter for a public, registered offering, and the underwriter does not allow the Securities to be included in a Registration to be filed in connection with such offering, then the Company shall use reasonable best efforts to convince the underwriter to include the Securities, as required above, and if such efforts are unsuccessful, then the non-inclusion of the Securities in such Registration shall not be deemed an Event of Default solely with regard to the first Registration filed.

(b)           Mandatory Registration.

(i)          On or before the date that is ninety (90) days after the IPO (the “Mandatory Filing Date”), the Company shall be required to file a Registration to register the Securities issued to Purchasers, provided however, that Purchase shall agree to a lock-up of no more than 180 days if all other shareholders who own 1% or more of the Company do the same and if such lock-up is required by the underwriters in such offering. On or before the date that is one hundred and eighty (180) days after the Issue Date of the Note (the “Mandatory Effectiveness Date”), the Company shall cause such Registration Statement to be (1) declared effective by the SEC and (2) be in compliance with Blue Sky laws of at least one state that Lead Investor is authorized to do business in.

(ii)         Notwithstanding the obligation to file a Registration pursuant to this Section 5.5(b), if the Company has filed a Registration for an underwritten public offering, prior to the Mandatory Filing Date, and the underwriter in such offering, did not allow the Securities to be included in such Registration pursuant to 5.5(a)(viii), then the non-filing of a Registration required pursuant to this Section 5.5(b) shall not be deemed an Event of Default, provided however, that in any case, the Securities are required to be registered under an effective Registration within 30 days of the Mandatory Effectiveness Date.

5.5          Legal Counsel Opinions. Upon the request of the Purchasers from to time to time, Company shall be responsible (at its cost) for promptly supplying to Company’s transfer agent and the Purchasers a customary legal opinion letter of its counsel (the “Legal Counsel Opinion”), to the effect that the resale of the Equity Interest and the Underlying Securities by the Purchaser or its affiliates, successors and assigns is exempt from the registration requirements of the 1933 Act pursuant to Rule 144 (provided the requirements of Rule 144 are satisfied and provided the Underlying Securities are not then registered under the 1933 Act for resale pursuant to an effective registration statement). Should Company’s legal counsel fail for any reason to issue the Legal Counsel Opinion, the Purchasers may (at Company’s cost) secure another legal counsel to issue the Legal Counsel Opinion, and Company will instruct its transfer agent to accept such opinion. Company shall not impede the removal by its stock transfer agent of the restricted legend from any Common Stock certificate upon receipt by the transfer agent of a Rule 144 Opinion Letter.

14

5.6           Listing. Upon the Company’s Common Shares being listed or quoted on the OTC Pink or an equivalent U.S. replacement exchange, the Nasdaq Global Market, the Nasdaq Capital Market, the New York Stock Exchange, or the NYSE MKT, the Company will, so long as the Purchasers owns any of the Securities, maintain such listing and trading of its Common Stock and will comply in all respects with Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority, or FINRA, and such exchanges, as applicable, as well as with the SEC, and will timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Company pursuant to the Exchange Act. Company shall promptly provide to the Purchasers copies of any notices it receives from the OTC and any other exchanges or electronic quotation systems on which the Common Stock is then traded regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

5.7           Information and Observer Rights. As long as the Purchasers owns at least twenty five percent (25%) of the Securities, if the Lead Investor notifies Company that it wishes to attend meetings of Company’s Board of Directors, Company shall invite a designated representative of the Lead Investor to attend all meetings of Company’s Board of Directors in a nonvoting observer capacity and, in this respect, and subject to the Lead Investor having informed Company that it wishes to attend, Company shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and provided further, that Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between Company and its counsel or result in disclosure of trade secrets or a conflict of interest.

5.8           Confidentiality. Each Purchaser agrees that the it will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) the terms and conditions of this Agreement or any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 5.9 by the Purchasers), (b) is or has been independently developed or conceived by the Purchaser without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Purchaser by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that the Purchasers may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Securities from the Purchasers, if such prospective purchaser agrees to be bound by the provisions of this Section 5.9; (iii) to any existing or prospective affiliate, partner, member, stockholder, or wholly owned subsidiary of the Purchasers in the ordinary course of business, provided that the Purchasers informs such person that such information is confidential and directs such person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that to the extent legally permissible the Purchasers notifies the Company within three (3) business days of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

15

5.9           Intentionally Omitted.

5.10         Intentionally Omitted.

5.11         Intentionally Omitted.

5.12         Intentionally Omitted.

5.13         Intentionally Omitted.

5.14         Intentionally Omitted.

5.15         Breach of Covenants. The Company acknowledges and agrees that if the Company breaches any covenants set forth in this Section 5, in addition to any other remedies available to the Purchasers pursuant to this Agreement, it will be considered an Event of Default under Section 4.3 of the Note.

5.16         Transfer Agent Instructions. The Company shall instruct VStock Transfer, the Company’s transfer agent to reflect interests in book entry form, registered in the name of the Purchasers or their nominees, upon issuance of Equity Interest and the Underlying Securities, in such amounts as specified from time to time by the Purchasers to Company in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”). In the event that Company proposes to replace its transfer agent, Company shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to this Agreement (including but not limited to the provision to irrevocably reserved shares of Common Stock in the Reserved Amount (as defined in the Note)) signed by the successor transfer agent to Company and Company. Prior to registration of the Underlying Securities under the Securities Act or the date on which the Underlying Securities may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 4.8 of this Agreement. Company warrants that: (i) no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5.17 will be given by Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of Company as and to the extent provided in this Agreement and the Note; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for Securities to be issued to the Purchasers upon conversion of or otherwise pursuant to the Note as and when required by the Note and this Agreement; (iii) it will not fail to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Securities issued to the Purchasers upon conversion of or otherwise pursuant to the Note as and when required by the Note and this Agreement and (iv) it will provide any required corporate resolutions and issuance approvals to its transfer agent within one (1) business day of each conversion of the Note. Nothing in this Section shall affect in any way the Purchasers’ obligations and agreement to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If a Purchaser provides Company, at the cost of Company, with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) a Purchaser provides reasonable assurances that the Securities can be sold pursuant to Rule 144, Company shall permit the transfer, and, in the case of the Securities, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by the Purchaser. Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, Company acknowledges that the remedy at law for a breach of its obligations under this Section 5.17 may be inadequate and agrees, in the event of a breach or threatened breach by Company of the provisions of this Section, that the Purchasers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

16

5.17        Further Assurances. Each Purchaser agrees and covenants that at any time and from time to time it will execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require within three (3) business days of any such request in order to carry out the full intent and purpose of this Agreement and to comply with state or federal securities laws or other regulatory approvals.

5.18        Exchange Act Reporting. At all times after the Company becomes subject to and fully compliant with the SEC reporting requirements under the Exchange Act, it shall be an event of default under the Note and this Agreement if the Company fails to maintain such fully reporting status (including but not limited to becoming delinquent in its filings).

5.19        Collateral Agent.

(a)          Each Purchaser hereby (a) irrevocably appoints the Lead Investor as the collateral agent hereunder and under the Security and Pledge Agreement (in such capacity, the “Collateral Agent”), and (b) authorizes and empowers the Collateral Agent to perform its duties as Collateral Agent as set forth in this Agreement and the Security and Pledge Agreement, together with such actions and powers as are reasonably incidental thereto and to act with respect to all Collateral under this Agreement and the Security and Pledge Agreement, including for purposes of acquiring, holding and enforcing any and all liens on Collateral granted by the Company to secure any of the all present and future indebtedness, obligations, and liabilities of the Company and its Subsidiaries to the Collateral Agent and the Purchasers arising under or in connection with this Agreement, the Notes or any other Transaction Document (as defined in the Notes), whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured (the “Obligations”). The Collateral Agent shall not have, by reason hereof or pursuant to any Security and Pledge Agreement, a fiduciary relationship in respect of any Purchaser. Neither the Collateral Agent nor any of its Affiliates nor its or its Affiliates’ direct and indirect equity holders, partners, officers, directors, employees and agents, consultants, trustees, administrators, managers, advisors and representatives (collectively, “Related Parties”) shall have any liability to any Purchaser for any action taken or omitted to be taken in connection hereof or the Security and Pledge Agreement except to the extent caused by its own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction, and each Purchaser agrees to defend, protect, indemnify and hold harmless the Collateral Agent and all of its Related Parties (collectively, the “Collateral Agent Indemnitees”) from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by such Collateral Agent Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Collateral Agent Indemnitee of the duties and obligations of Collateral Agent pursuant hereto or any of the Security and Pledge Agreement.

17

(b)          The Collateral Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement, the Notes, or any of the other documents executed in connection therewith (the “Transaction Documents”) and its duties hereunder or thereunder, upon advice of counsel selected by it.

(c)          The Collateral Agent may resign from the performance of all its functions and duties hereunder and under the Notes and the Security and Pledge Agreement at any time by giving at least ten (10) Business Days prior written notice to the Company and each holder of the Notes. Such resignation shall take effect upon the acceptance by a successor Collateral Agent of appointment as provided below. Upon any such notice of resignation, the Required Holders (defined below) shall appoint a successor Collateral Agent. Upon the acceptance of the appointment as Collateral Agent, such successor Collateral Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement, the Notes, the Security Agreement and the other Security and Pledge Agreement. After any Collateral Agent’s resignation hereunder, the provisions of this Section 5.20 shall inure to its benefit. If a successor Collateral Agent shall not have been so appointed within said ten (10) Business Day period, the retiring Collateral Agent shall then appoint a successor Collateral Agent who shall serve until such time, if any, as the Required Holders appoints a successor Collateral Agent as provided above. For purposes of this Agreement, the term “Required Holders” shall mean (i) prior to the Closing Date, each of the Purchasers and (ii) on or after the Closing Date, holders of at least a majority of the aggregate Principal Amount of Notes issued and shall include the Lead Investor so long as the Lead Investor, together with all of its Affiliates, holds Notes with a balance still outstanding.

(d)          The Company hereby covenants and agrees to take all actions as promptly as practicable reasonably requested by either the Required Holders or the Collateral Agent (or its successor), from time to time pursuant to the terms of this Section 5.20, to secure a successor Collateral Agent satisfactory to such requesting part(y)(ies), in their sole discretion, including, without limitation, by paying all fees of such successor Collateral Agent, by having the Company agree to indemnify any successor Collateral Agent and by each of the Company executing a collateral agency agreement or similar agreement and/or any amendment to the Security and Pledge Agreement reasonably requested or required by the successor Collateral Agent.

18

(e)          The Purchasers hereby irrevocably authorize the Collateral Agent, at its option and in its discretion, to release any lien granted to or held by the Collateral Agent upon any Collateral (A) upon the payment in full of the Obligations in accordance with the terms hereof; (B) constituting property being sold or disposed of in the ordinary course of the Company’s business or otherwise in compliance with the terms of this Agreement, the Notes and the Security and Pledge Agreement; or (C) if approved, authorized or ratified in writing by the Required Holders in accordance with this Agreement, the Notes and the Security and Pledge Agreement. Upon request by the Collateral Agent at any time, such holders of the Notes will confirm in writing the Collateral Agent’s authority to release particular types or items of Collateral pursuant to this Section.

(f)          Without in any manner limiting the Collateral Agent’s authority to act without any specific or further authorization or consent by the Purchasers as set forth herein, each Purchaser agrees to confirm in writing, upon request by the Collateral Agent, the authority to release Collateral conferred upon the Collateral Agent clause (e) above. Upon receipt by the Collateral Agent of confirmation from such holders of its authority to release any particular item or types of Collateral, and upon prior written request by the Company, the Collateral Agent shall (and is hereby irrevocably authorized by the Purchasers to) execute such documents as may be necessary to evidence the release of the liens granted to the Collateral Agent for the benefit of the Purchasers upon such Collateral; provided, however, that (A) the Collateral Agent shall not be required to execute any such document on terms which, in the Collateral Agent’s opinion, would expose the Collateral Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty and (B) such release shall not in any manner discharge, affect or impair the Obligations or any lien upon (or obligations of the Company in respect of) all interests in the Collateral retained by the Collateral Agent.

(g)          Anything contained in any of the Transaction Documents to the contrary notwithstanding, the Company, the Collateral Agent and each Purchaser hereby agree that (A) no Purchaser shall have any right individually to realize upon any of the Collateral under any Transaction Document, it being understood and agreed that all powers, rights and remedies under the Transaction Documents may be exercised solely by the Collateral Agent for the benefit of the Purchasers in accordance with the terms thereof, (B) in the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale, the Collateral Agent or any Purchaser may be the purchaser of any or all of such Collateral at any such sale and (C) the Collateral Agent, as agent for and representative of the Purchasers, shall be entitled (either directly or through one or more acquisition vehicles) for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral to be sold (w) at any public or private sale, (x) at any sale conducted by the Collateral Agent under the provisions of the Uniform Commercial Code (including pursuant to Sections 9-610 or 9-620 of the Uniform Commercial Code), (y) at any sale or foreclosure conducted by the Collateral Agent (whether by judicial action or otherwise) in accordance with applicable law or (z) at any sale conducted pursuant to the provisions of any debtor relief law (including Section 363 of the Bankruptcy Code), to use and apply all or any of the Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale.

19

(h)          The Collateral Agent shall have no obligation whatsoever to any Purchaser to assure that the Collateral exists or is owned by the Company or any of its Subsidiaries or is cared for, protected or insured or has been encumbered or that the lien granted to the Collateral Agent pursuant to this Agreement or any other Transaction Document has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Collateral Agent in this Section or in any other Transaction Document, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent’s own interest in the Collateral as one of the Purchasers and that the Collateral Agent shall have no duty or liability whatsoever to any other Purchaser, except as otherwise provided herein.

(i)          The Collateral Agent and each Purchaser hereby appoints each other as agent and bailee for the purpose of perfecting the security interests in and liens upon the Collateral in assets which, in accordance with Article 9 of the Uniform Commercial Code, can be perfected only by possession or control (or where the security interest of a secured party with possession or control has priority over the security interest of another secured party) and the Collateral Agent and each Purchaser hereby acknowledges that it holds possession of or otherwise controls any such Collateral for the benefit of the Collateral Agent and the Purchasers as secured party. Should any Purchaser obtain possession or control of any such Collateral, such Purchaser shall notify the Collateral Agent thereof, and, promptly upon the Collateral Agent’s request therefor shall deliver such Collateral to the Collateral Agent or in accordance with the Collateral Agent’s instructions. In addition, the Collateral Agent shall also have the power and authority hereunder to appoint such other sub-agents as may be necessary or required under applicable state law or otherwise to perform its duties and enforce its rights with respect to the Collateral and under the Security and Pledge Agreement. The Company by its execution and delivery of this Agreement hereby consents to the foregoing.

6.          Conditions to the Company’s Obligation to Sell

The obligation of the Company hereunder to issue and sell the Notes to each of the Purchasers at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a)          The Purchaser shall have executed this Agreement and delivered the same to the Company.

(b)          The Purchaser shall have delivered the Consideration in accordance with Section 1.2 above.

20

(c)          The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as each Closing Date, as though made at that time (except for representations and warranties that speak as of a specific date), and the Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to each Closing Date.

(d)          No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.          Conditions to the Purchasers’ Obligation to Purchase

The obligation of the Purchasers hereunder to purchase the Notes, on the Closing Date, is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Purchasers’ sole benefit and may be waived by the Purchasers at any time in its sole discretion:

(a)           The Company shall have executed this Agreement and delivered the same to the Purchaser.

(b)           The Company shall have delivered to the Purchaser the duly executed Notes in such denominations as the Purchasers shall request and in accordance with Section 1.2 above.

(c)           Company shall have delivered to the Purchasers the Warrants and the Equity Interest.

(d)           Company shall have delivered executed Subscription Documents, or such other instruments as contemplated by this Agreement.

(e)           Company shall have provided to Collateral Agent the necessary documents to enable the Collateral Agent to perfect its first priority security in the Collateral (as defined in the Security Pledge Agreement).

(f)            The Company has provided the Purchasers with a current schedule of liabilities and the results of a current certified UCC search.

(g)           Intentionally Omitted.

(h)          The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of each Closing Date, as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to each Closing Date.

21

(i)             No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(j)            No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company including but not limited to a change in the Exchange Act reporting status of the Company or the failure of the Company to be timely in its Exchange Act reporting obligations.

(k)           Company shall have delivered to the Collateral Agent (i) a certificate evidencing the formation and valid existence of Company and each of its Subsidiaries in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within ten (10) days of the first Closing Date; (ii) resolutions adopted by the Company’s Board of Directors at a duly called meeting or by unanimous written consent authorizing this Agreement and all other documents, instruments and transactions contemplated hereby; and (iii) lien searches for Company dated within ten (10) days of the first Closing Date and again within 10 days of subsequent Closing Dates.

(l)            Intentionally Omitted.

(m)          Intentionally Omitted.

8.          Miscellaneous

8.1           Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.2           Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of Florida, without giving effect to conflicts of laws principles. Each party to this Agreement hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in Florida for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

22

8.3           Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

8.4           Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.5           Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company and to the Purchasers at the addresses set forth on the signature page to this Agreement or at such other addresses as the Company or Purchasers may designate by 10 days’ advance written notice to the other parties hereto.

8.6           Modification; Waiver. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective only upon the written consent of the Company and the Required Holders. Any provision of the Note may be amended or waived by the written consent of the Company and the Required Holders.

8.7           Expenses. The Company and the Purchasers shall each bear its respective expenses and legal fees incurred with respect to this Agreement and the transactions contemplated herein; provided, however, that the Lead Investor may retain seven thousand five hundred Dollars ($7,500) from the Consideration to cover its expenses incurred in connection with this Agreement and the transactions contemplated hereby.

8.8           Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Purchasers, upon any breach or default of the Company under the Subscription Documents shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by Purchasers of any breach or default under this Agreement, or any waiver by any Purchaser of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Purchasers, shall be cumulative and not alternative.

8.9           Entire Agreement. This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

23

[Signature page follows]

24

In Witness Whereof, the parties have executed this Securities Purchase Agreement as of the date(s) written below.

COMPANY:

La Rosa Holdings Corp.

By:	/s/ Joseph La Rosa
Name:	Joseph La Rosa
Title:	President and Chief Executive Officer
Date:	11/14/2022

Collateral Agent:

Emmis Capital II, LLC
(solely in its capacity as Collateral Agent)

By:	/s/ Peter Goldstein
Name:	Peter Goldstein
Title:	Manager

Date:	11/14/2022

[Securities Purchase Agreement – Signature page of Company and Collateral Agent;

Signature Page of Purchaser Follows]

25

In Witness Whereof, the undersigned have executed this Securities Purchase Agreement as of the date written below.

PURCHASER:

(Print Legal Name of Purchaser)

By:
(Signature of Purchaser)

Name:
(If Purchaser is entity, print Legal Name of authorized signatory)

Title:
(If Purchaser is entity, print Title of authorized signatory)

Address:

Email:

Phone:

Subscription Amount: $ ________________

Principal Amount: $ (Subscription Amount ÷ 0.9)

[Securities Purchase Agreement – Signature page of Purchaser]

26

SCHEDULE I

Disclosure Schedule

(See Attached)

Exhibit A

Form of Convertible Promissory Note

(See Attached)

Exhibit B

Form of Warrant

(See Attached)

Exhibit C

Form of Security and Pledge Agreement

(See Attached)